Leases - Summary of Net Lease Cost and Other Supplemental Lease Information (Detail) - USD ($)	3 Months Ended		12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023	Dec. 31, 2023	Dec. 31, 2022
Lease cost:
Operating lease cost	$ 50,423	$ 50,423	$ 27,675	$ 201,400
Short term lease cost	0	0	0	0
Net lease cost	50,423	52,446	27,675	2,022
Cash paid for operating lease liabilities	$ 34,839	$ 31,413	$ (109,379)	$ (204,930)